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                                                                    EXHIBIT 23.5


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 3, 1997 on our audit of the consolidated financial statements of Midcontinent Broadcasting Co. of Wisconsin, Inc. as of December 31, 1996 and for the year then ended.

PRICE WATERHOUSE COOPERS LLP

/s/ Price Waterhouse Coopers LLP


Milwaukee, Wisconsin
July 6, 1998